Exhibit 10.20.2
Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. Such portions are marked by [***].

CONFIDENTIAL

Project Corner CSO SOW

Statement of Work

Date October 2, 2012

This proposal is protected under the copyright laws of the United States and other countries as an unpublished work. This proposal contains information that is proprietary and confidential to PFIZER, which shall not be disclosed outside the recipient's company or duplicated, used or disclosed in whole or in part by the recipient for any purpose other than to evaluate this proposal. Any other use or disclosure in whole or in part of this information without the express written permission of PFIZER is prohibited.

Statement of Work (SOW)

TBD AT THE END

Table of Contents

1.0    Project Charter    4
2.0    Proposed Solution Summary    4
3.0    Detailed Solution / Approach    5
4.0    Deliverables / Standards    18
5.0    Governance and Engagement Model    18
6.0    Resource Team, Time Commitment and Assumptions    23
7.0    Project Schedule, Milestones for Deliverables, Status Reporting    22
8.0    Risks and Assumptions     25
9.0    Financials    23
10.0    PDI Resources and Access to PFIZER Facilities and Systems    27
11.0    Acceptance and Performance Measuring/Reporting    27
12.0    Change Control Processes    27
13.0    Additional Special Circumstances    27
14.0    Attachments / Exhibits    27
15.0    Term and Termination    28

Statement of Work (SOW)

Statement of Work

This Statement of Work (“SOW”) is made and entered into as of October 2, 2012 (“Effective Date”), by and between PDI, Inc., (together with its subsidiaries and Affiliates, “PDI”), having its principal place of business at Morris Corporate Center 1, 300 Interpace Parkway, Parsippany, NJ 07054, and PFIZER, Inc. (together with its subsidiaries and Affiliates “PFIZER”), having its principal place of business at 235 East 42nd Street, New York, New York 10017-5755.
This Statement of Work is entered into pursuant to the Amended and Restated Master Services Agreement, effective September 23, 2009, as amended on September 22, 2011 (“Agreement”) between PFIZER and PDI, and the Compliance with Corporate Integrity Agreement and Related Obligations Addendum, between PFIZER and PDI and is subject to all the terms and conditions set forth therein, except as may be otherwise expressly provided herein.
In the event of a conflict between the terms of the Agreement, and the terms of this Statement of Work (“SOW”), the terms in this SOW shall prevail.
Owners of This SOW:

Project Name:	Project Corner CSO
PFIZER PDI Lead:	Tim Johnson
Address:	235 East 42nd street
NY, NY 10017

Contact (Name):	Kurt Hawtin
Phone:	212-733-4260
E-mail:	Kurt.hawtin@pfizer.com

Project Name:	Project Corner CSO
PDI Name:	PDI
Address:	Morris Corporate Center 1
300 Interpace Parkway
Parsippany, NJ 07054
Contact (Name):	Ron Pasko
Phone:	862-812-9063
E-mail:	rpasko@pdi-inc.com

Statement of Work (SOW)

1.0	Project Charter

•	Business sponsor: Kurt Hawtin, Sr Director/Team Leader EPBU US Brands

•	PFIZER project manager: Joe Zavattieri, Director of Sales EPBU

•
Project goal and objectives: PDI will successfully hire, train, and deploy a sales team to begin promotional launch efforts of Brand beginning on 1/14/2013 and achieve all respective goals and objectives.

•
Scope of project: PDI will deliver a comprehensive outsourced sales solution and operate as a stand-alone entity while ensuring full adherence to all Pfizer compliance standards and requirements. Supporting program details include, but are not limited to the following:

1.	Hire a best-in-class team of [***] sales representatives and management team who will meet and or exceed product goals

2.	Execute a successful promotional launch effort through 12/31/2015

3.	Enhance rep effectiveness by implementing an integrated multi-channel solution

4.	Provide full time account and project management

•	Timeframe/term: 10/2/2012 through 12/31/2015

2.0	Proposed Solution and Description

Milestones

[***]

Deliverables

•	TBD based on final timeline
Operating model: Please see Exhibit G

Services
Will include the following, but not limited to:

•	Comprehensive sales operations including fleet, SFA, incentive comp, reporting, and training

•	Project management personnel

•	Full service IT

•	Finance

•	Human Resources & Talent Acquisition

•	Compliance

•	Digital communications (if required)

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Statement of Work (SOW)

3.0	Detailed Solution / Approach

Contents

DEFINITIONS

PDI RESPONSIBILITIES AND OBLIGATIONS

•	PDI Field Force

1.	Recruitment and Hiring

2.	PDI Management and Support Responsibilities

3.	Personnel & Performance Management

4.	Turnover of PDI Field Force

5.	Territory Coverage

6.	Representative Conversion

7.	Close Outs

8.	Automobile Requirement

•	Detailing Services

•	Customer Targeting

•	Product Starter / Sampling Services

•	Meal Programs

•	Product Promotion

•	PFIZER Computers, Equipment and Support

•	Data Protection

•	Reporting and Extracts

•	Communications Plan
PFIZER RESPONSIBILITIES AND OBLIGATIONS

•	Territories

•	Representative Training

•	Representative Coaching

•	Customer Targeting

Statement of Work (SOW)

•	Product Starter / Sampling Services

•	Product Promotional Materials

•	PFIZER Computers, Equipment and Support
DEFINITIONS

PDI Contact Person - PDI's primary point of contact for the Program.

PDI Personnel - all PDI's employees involved in support of Program, including Representatives, Regional Sales Directors, District Sales Managers, Trainers, Client Services Liaison and the National Sales Director.

Applicable Laws and Regulations - means all applicable statutes, ordinances, regulations, rules or orders of any government authority, including, without limitation, the FDCA from time to time, and the Anti-Kickback Statute (42 U.S.C. §1320a-7b et seq.), all as amended from time to time.

Backfill Representative - PDI employee, recruited and deployed to backfill PDI representative vacancies within [***], responsible for selling and promoting of prescription pharmaceutical products and/or over-the-counter products as outlined in this SOW. An individual within this position may be deployed to several different Territories during the engagement.

Client Services Liaison - PDI employee responsible for overall Program execution support including implementation, operations, quality and performance, weekly/monthly operational reviews, and day-to-day issue resolution. This position is a dedicated position [***].

CUE - PFIZER's strategic approach to insure that the customer becomes central to its operations. This includes an iPad® as well closed loop marketing capabilities.

Detail -- An interactive, face-to-face visit by a Representative and/or a District Sales Manager with a Targeted Prescriber (as defined herein) or his or her Legally Empowered Designee, during which the following may be discussed: FDA-approved indicated uses, safety, effectiveness, contraindications, side effects, warnings and other relevant characteristics of the Products which are described by the Representative in a fair and balanced manner consistent with the requirements of the Federal Food, Drug and Cosmetic Act, as amended, and using, as necessary or desirable, the Product Labeling or the Product Promotional Materials designated by PFIZER. When used as a verb, “Detail” or “Detailing” shall mean to engage in a Detail as defined here.

District Sales Manager - means any individuals assigned by PDI to generally oversee the Representatives' activity and interact with PFIZER designated personnel to assist in implementing the Program under the direction and supervision of PDI.

Estimated Pass-Thru Costs -Costs related to [***].

Field Force -any and all of the Representatives, District Sales Managers, Regional Sales Directors and the National Sales Directors engaged by PDI as provided by this Statement of Work.

ICE - PDI's CUE enabled strategic approach to insure that the customer becomes central to its operations. This includes an iPad® as well closed loop marketing capabilities.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Statement of Work (SOW)

Legally Empowered Designee - (i) a physician affiliated with a Designated Physician; or (ii) a nurse practitioner or physician's assistant practicing under the supervision and control of a Designated Physician with legal authority to write pharmaceutical prescriptions.
Managers - the District Sales Managers, the Regional Sales Directors, the National Sales Director, and the Training Manager.

National Sales Director - an individual hired by PDI to generally oversee the Program on a full-time basis and interact with PDI designated personnel to assist in implementing the Program.

Product - the drug the Representative will promote in a Detail.

Product Labeling - all labels and other written, printed, or graphic matter upon (i) any container or wrapper utilized with a Product, or (ii) any written material accompanying a Product, including, without limitation, Products package inserts, all of which shall be provided by PFIZER.

Product Promotional Materials - all PFIZER provided written, printed or graphic material, including Product Labeling, intended for use by a Representative during a Detail, including visual aids, file cards, premium items, clinical studies, reprints, drug information updates and any other promotional support items that PFIZER deems necessary to conduct the Program. Product Promotional Materials shall include FDA approved indicated uses, safety, effectiveness, contraindications, side effects, warnings and other relevant characteristics of the Products.

Program - the program of Detailing to be conducted by the Representatives under the direction and supervision of PDI during the term of this Statement of Work.

Program Start Date - First day of Representatives home study.

Representative - an individual assigned by PDI to conduct Details of the Products, who are full-time employees of and is compensated by PDI, and whose activities in connection with the Program and Details shall be under the supervision and direction of PDI…

Regional Sales Director or National Sales Directors- any individuals hired by PDI to generally oversee the District Sales Managers' activity and interact with PFIZER designated personnel to assist in implementing the Program

SOW Effective Date - Date SOW Agreement is signed.

Targeted Prescriber - a medical professional or his or her Legally Empowered Designee who has been specifically identified by PFIZER as an HCP which shall be detailed by Representatives on a specified product(s).

Term - the period of time beginning on the Program Start Date and ending on the Program End Date.

Territory - the geography determined by PFIZER and communicated to PDI for which PDI will hire a Representative to provide Detailing activities.

Training Manager - means an individual assigned by PDI to generally oversee the Representatives' activity with respect to training matters, subject to the training program requirements and logistics described below in this Task Order. [***] The Program will also leverage the training resources assigned to the other Pfizer programs with PDI.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Statement of Work (SOW)

Vacancy - a Territory is considered vacant if PDI does not have an active Representative in an assigned Territory after the Representative had passed training and started selling the Product. A Territory is not considered vacant if a Backfill Representative is able to be deployed to that Territory. Notwithstanding any contained herein to the contrary, a Territory is not considered vacant if a Representative for a vacant Territory is in training.

PDI RESPONSIBILITIES AND OBLIGATIONS
During the Term of this Program, PDI shall be responsible for the following duties and obligations to the extent applicable in connection with this Program:

•	Recruitment and Hiring
PDI will recruit and hire Representatives (who meet the experience and qualifications outlined in the agreed upon job description), whose activities shall be to Detail the Products requested by PFIZER, and agreed to by PDI, in the approved Territories, or other related services as requested by PFIZER to PDI. PDI may begin sourcing based on designated geographies when approved in writing by PFIZER.

Upon written notification to PDI from PFIZER of any additional open geographic Territories for which PFIZER would like PDI to assign a Representative, PDI will begin sourcing and screening candidates immediately thereafter. PFIZER and PDI agree to develop a rolling calendar to support post launch training needs for backfill and Representatives to support PDI's newly assigned Representatives. Additional training may be required to support business needs on an ongoing basis.

PDI shall not assign any Representatives, District Sales Managers, Regional Sales Director, and/or National Sales Director for the Program who are known by PDI to have been previously employed with PFIZER, without PFIZER's prior approval. All candidates for Representatives, District Sales Managers and/or Regional Sales Director, and/or National Sales Director on the Program will be submitted to PFIZER prior to an assignment to provide services to PFIZER, so that PFIZER can validate that they are eligible to provide services to PFIZER (which eligibility may be impacted by the individual having previously been employed by and received severance from PFIZER), and PFIZER will provide confirmation that such candidates may be assigned to the Program to PDI within 5 business days.

During the term of this Agreement, PDI will be responsible for recruiting and hiring new candidates, through a comprehensive recruiting and interviewing process, for any vacant field force positions or as otherwise requested by PFIZER.

The Field Force will consist of: [***]. District Sales Managers and Regional Sales Directors will be added to or reduced from the Program as mutually agreed to maintain the appropriate span of control based upon the number of Representatives.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Statement of Work (SOW)

Recruitment Process and Talent Acquisition Recruitment Process
PFIZER will not be named or alluded to in any ads. The related hiring profiles and job descriptions are as provided in Exhibit C. These hiring profiles and job descriptions may be altered with notice by PFIZER as agreed to by PDI. Sourcing activities will include use of PDI's candidate database, artificial intelligence tools, advanced internet recruiting strategies, referrals, networking, and diversity recruiting. PDI will track the progress of all candidates via its applicant tracking database, and will provide regular recruiting progress reports to PFIZER as follows:

•	Turnover Report:

[***]

•	Vacancy Report:

[***]

Sourcing, screening and interviewing of candidates shall be done by PDI in accordance with PDI's standard process and shall include, but may not be limited to, the following:

▪	Sourcing:

[***]

•	Screening/Qualifying Interview

[***]

•	Qualifying 1st Interview

[***]

•	Qualifying 2nd Interview

[***]

•	Face to Face Interviews:

▪	Representatives:

[***]

▪	Managers:

[***]

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Statement of Work (SOW)

Unless otherwise agreed to in writing, offers will be extended upon successful completion of background investigation consistent with PFIZER guidelines: validation of work and education history, confirmation of a valid driver's license, review against the United States General Services Administration (GSA) and Health & Human Services (HHS)/Office of Inspector General (OIG) exclusion lists, and completion of drug screen designed to detect the presence of illegal drugs. The complete candidate screening process must be completed prior to the date of hire of any candidate. In addition, PDI must ensure that for the duration of this Program, an appropriate drug screening process is in place. PFIZER will determine if PFIZER may be named, referred to or alluded to during the interview process.

Recruiting and hiring expenses for the Field Force beyond those initially assigned to the Program (excluding any positions added in connection with an expansion or re-alignment of the territories) are to be incurred by PDI as outlined in Program costs.

•	PDI Management and Support Responsibilities
As the employer of the Representatives, PDI shall have responsibility for their direction and control under the supervision of the National Sales Director, Regional Sales Director, and District Sales Managers. To that extent, PDI will be responsible for administering compensation, benefits, expense management, incorporating PFIZER expense guidelines and PDI performance improvement management process. In addition, PDI will incorporate all applicable PFIZER guidelines and policies with respect to incentive compensation plan design. PDI agrees that the Representatives and other PDI Personnel will cooperate fully with PFIZER Program Lead in their monitoring of the Program.

PDI District Sales Managers will complete PDI Field Coaching Form during applicable field-coaching sessions. As set forth in Exhibit B, PDI District Sales Managers are expected to spend a minimum of [***] of available time in the field coaching their Representatives, which includes field travel time. The remaining [***] of the District Sales Managers' time will be spent on administrative activities, including recruitment, as well as, meetings with KOL's, Advocacy Groups, and other key influencers.

Client Services Liaison, who will be accountable for program from conception to close out, will oversee functions such as implementation, operations, quality and performance, weekly/monthly operational reviews, and day-to-day issue resolution, etc. This individual will need to be on-site in New York (full time - 5 days a week) from beginning of Recruitment until Program deployment date. Client Services Liaison is expected to provide overall program execution support as set forth in Exhibit C. Supporting the Client Services Liaison during the Program launch will be a project manager for a period of fifteen weeks.

•	Operating Model

PFIZER Program Lead will serve as the point of contact for providing strategic direction to the National Sales Director regarding brand strategies as well as strategic approaches to core organizational operations and execution that will directly impact promoted product performance. This may include PFIZER Program Lead and PDI's the National Sales Director working jointly in these areas.

Examples include, but are not limited to, PFIZER Program Lead and PDI's the National Sales Director developing and implementing the following:

[***]

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Statement of Work (SOW)

Although PFIZER will not be involved in supervision or management of PDI Personnel, PDI will review such processes with PFIZER's Program Lead to identify opportunities for process improvement that can drive better field performance. Examples include procedures for recruiting/hiring, on-boarding, and performance management. PDI will also develop and implement procedures and/or performance metrics to track the performance of the PDI field force. Performance metrics will include those relating to a variety of factors, which may include sales performance, call plan adherence, recruiting and hiring, offers pending, time to fill, turnover, Detail/Representative quality (utilizing third party data) and completion of annual performance reviews.

PDI's Human Resources department will maintain a comprehensive performance management process for the Field Force during the term of this SOW which may include, among other things:

[***]

PFIZER and PDI leads will meet [***] to review PDI's performance which includes sales performance, as well as execution of ongoing business operations and execution as outlined above. Following these quarterly meetings PFIZER will provide written feedback outlining successes and agreed upon action plans. A similar approach will be executed post all training classes and POA meetings.

•	Personnel & Performance Management

PDI will apply proven performance management strategies to support sustainable program results. This process encourages proactive, frequent coaching and feedback supported by documentation. The process focuses on results, ensuring timely recognition of individual success and resolution of any performance issues.

As the employer of the Representatives and Managers, PDI shall have responsibility for their direction and control under the supervision of the National Sales Director, and with respect to the Representatives, the Regional Sales Directors and District Sales Managers. To that extent, PDI will be responsible for administering compensation, benefits, expense management incorporating PFIZER expense guidelines that are communicated to PDI, and the employee performance management process. PDI employees working on this program will be notified of such and sign an agreement acknowledging that PDI is their employer.

Performance (including but not limited to Skills/Technical Knowledge)
If PFIZER reasonably believes that the performance of any Field Force personnel is unsatisfactory for any reason (including without limitation a failure to pass training and testing requirements), PFIZER shall notify PDI in writing or document in PDI's field coaching guide and PDI shall address the performance of such person in accordance with PDI policies.  If PFIZER reasonably believes that the performance skills have not or cannot be addressed, after the appropriate performance improvement plan has been implemented, PFIZER can request that such person be removed from performing services under the Program. PDI will bear the cost of recruiting for a replacement for that Territory.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Statement of Work (SOW)

Violations of PFIZER's Code of Conduct known as the Summary of PFIZER's Policies on Business Conduct (Blue Book and Orange Guide)

If any PDI Personnel is alleged to have violated, and/or is in violation of PFIZER's Blue Book and/or PFIZER's Orange Guide, PDI will promptly investigate the matter. PFIZER reserves the right, upon the findings of the investigation and demonstration of cause, to request the immediate removal of the individual from performing services under the Program.

Violations or Alleged Violations of PFIZER Compliance Policies and Corporate Integrity Agreement

As referenced in Section 12 of the Compliance with Corporate Integrity Agreement and Related Obligations Addendum, and notwithstanding anything herein or in the Agreement to the contrary, PFIZER may deny and/or exclude immediately without prior approval of PDI, any PDI employee from performing services under this SOW due to violation or suspected violation of Compliance Policies or the Corporate Integrity Agreement by providing written notice to PDI.

Violations of PDI Policies

If any PDI Personnel is in violation of any PDI policy and such violation merits immediate termination under such policy (including without limitation, an unsuccessful background clearance or drug screen failure), PDI shall immediately remove such person from assignment with PFIZER.

•	Turnover of PDI Field Force

PDI will apply own proven strategies for Representative retention, to support sustainable program results. This process may include, but is not limited to, proactive coaching, timely recognition of individual success, and use of innovative incentive rewards.

Turnover of PDI Field Force assigned hereunder shall be managed by PDI. Turnover shall be minimized and, in any event, on an annual basis, shall not exceed [***].

•	Territory Coverage

For Territories that become vacant due to turnover or an approved leave of absence, PDI will discuss with PFIZER the options to address that vacancy. Based on the business requirements of the vacant position, PFIZER may elect to support the vacancy through backfilling the position, a multi-channel approach, or by leaving the vacancy open.

PDI will provide ongoing trained and available Backfill Representatives and will make every effort to maintain [***] coverage within [***] of any vacancy. PDI will hire a team of [***] regionally deployed Representatives to serve as Backfill Representatives for any open Territory.

[***]

•	Representative Conversion

[***]

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Statement of Work (SOW)

•	Close Outs

For regular voluntary and involuntary turnover during the course of business, PDI will close out each Representative in co-operation with PFIZER. These costs are included in the Program Budget and will not be incremental.

Upon Program close out, PFIZER may close out all Representatives by relying on a 3rd party service provider or request that PDI close out its Representatives under the Program Budget and will not be incrementally billed to PFIZER; provided that Pfizer utilizes the resources currently assigned to the Program to assist with such close out and no third party costs are incurred by PDI.

•	Automobile Requirement

PDI will provide a vehicle to all full-time Representatives, District Sales Manager, Regional Directors and National Sales Director that is appropriate for the performance of their assignments. For example, Representatives required to transport promotion material must have a vehicle of an appropriate size to do so. Regional Sales Directors and/or District Sales Managers required to transport customers must have a vehicle of an appropriate size and configuration to do so (i.e. a four door sedan or equivalent). Convertibles, two-seater sports cars, soft-sided jeeps and pick-up trucks are not considered appropriate.

All PDI Representatives required to transport Product Promotional Materials or other PFIZER or customer property must have a vehicle with a lockable trunk or other secure (locked), waterproof, out of sight area/container. The vehicle exterior should be maintained without scratches, dents, visible rust, cracked windows, cracked/broken lights (including directional lights) or bald tires. The vehicle interior should be maintained with no torn fabric/leather and be neat in appearance.

Vehicle Insurance Requirement:

PDI must ensure that all Representatives (1) have an automobile that is available for business purposes, (2) carry automobile liability insurance on such automobile in amounts specified by PDI throughout the duration of this SOW and (3) maintain a valid driver's license throughout the duration of this SOW. Failure to provide annual notification of automobile liability insurance or a valid driver's license will subject PDI to the removal of Representative(s) from PFIZER the Program and PDI will be responsible for all expenses associated with replacement of personnel.

•	Detailing Services

PDI will assist PFIZER in promoting Product by Representatives performing Product Details to the Targets as set forth herein.

During the period of January 2, 2013 through December 31, 2015, PDI will use commercially reasonable efforts to ensure the Representatives make the following number of Product Details during the sales calls to Targets:

Quarter	Number of Product Details
Q1 2013	[***]
Q2 2013	[***]
Q3 2013	[***]
Q4 2014	[***]
Total	[***]
***Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Statement of Work (SOW)

PDI and Pfizer will mutually agree in writing no later than November 15, 2012 on the number of Product Details by quarter for the January 1, 2013 through December 31, 2013 period. PDI and Pfizer will mutually agree in writing no later than November 15, 2013 on the number of Product Details for the January 1, 2014 through December 31, 2014 period. PDI and Pfizer will mutually agree in writing no later than November 15, 2014 on the number of Product Details for the January 1, 2015 through December 31, 2015.

•	Customer Targeting
PDI District Sales Manager will participate in ongoing targeting and call planning meetings. The subsequent output will be a list of approximately [***] Target Prescribers. This list along with recommended call frequency should guide daily activity in line with direction given by the PDI District Sales Manager. All activity should be on prescribers that are Target Prescribers provided by PFIZER, provided that none of these prescribers are associated with an excluded specialty as noted on the excluded specialty list provided by PFIZER. Overall PDI call goals are contained within Exhibit B.

•	Meal Programs

PDI may provide occasional meals to individual healthcare professionals in the course of Detailing under the Agreement, but only in accordance with PFIZER policies and guidelines, the CIA, and Applicable Laws and Regulations, as well as industry standards, including without limitation, the guidelines set out in the then-current PhRMA Code on Interactions with Healthcare Professionals.  PDI confirms that it uses a system with the functionality to track information regarding meals, including but not limited to the total number of individuals at every such meal, the total dollar amount of every such meal and the full names of every licensed prescriber at every such meal. PDI agrees to provide to PFIZER (1) no later than 30 days after the end of each calendar month the data described in PFIZER's Worldwide Technology document entitled 'Health Care Professional (HCP) Payment Disclosure Transaction Repository Interface Specifications with PDI (Version 0.a, dated June 23, 2010)' and meets the level of detail required for the relevant period about all meals provided by PDI in the course of Detailing under the Agreement, and (2) without limitation and at such times designated by PFIZER, in its sole discretion, any and all documents, reports and information that PFIZER determines, in its sole discretion, that it needs about such meals in order to comply with its obligations under the CIA, including but not limited to, its obligations to post Payments to healthcare professionals online and federal, state and/or local laws.  Any information provided by PDI pursuant to the previous sentence will be truthful and accurate, and will not omit any information regarding meals that PDI may provide to licensed prescribers during the relevant quarter. PDI agrees that the cost of any such meals provided in the course of Detailing under the Agreement, will be a Pass Thru Costs as outlined in Section 9 and Exhibit G. PFIZER will direct the use of meal funds and PDI will be responsible for the tracking of actual spend.

With respect to number (2) above, and any new federal requirements (including the Physician Sunshine Act expected to take effect some time in 2013, it is expected that the processes supporting the monthly data feeds outlined in (1) above would fulfill Pfizer's reporting needs.  However, should there be new requirements from Pfizer or the state/federal governments, requiring either programming changes to our expense reporting system, changes to existing data feeds or the addition of new data feeds, or changes to existing reports or the addition of new reports, the parties will mutually agree as to the incremental cost associated with such change.  New requirements may also require more investigation and follow up with the field, requiring additional compliance headcount to support, for which the parties will mutually agree as to the incremental cost associated with such change.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Statement of Work (SOW)

PFIZER will send PDI additional instruction outlining the responsibilities in the allocation of meal budgets. PDI agrees to comply with these instructions once they are received.

•	Product Promotion
PDI Field Force may only Detail the Product via the iPad®, and may not use, show or provide any hard copy Product Promotional Materials, unless approved by PFIZER for such use outside of the iPad.

If promotional content has not yet been made available when Detailing commences, PDI Field Force will be permitted to conduct the Detail in accordance with a PFIZER provided alternative procedure, other than the iPad®, that will be comparable to the procedure allowed for PFIZER sales representatives under such circumstances. If an alternative procedure is used, the Detail will still be entered in the PDI ICE system and all PFIZER policies and SOPs shall remain applicable.

All PDI Field Force must be ICE enabled and certified before being able to actively promote PFIZER Products to customers.

For purposes of the Agreement, to the extent an iPad® is unavailable for a Detail due to technical problems, PDI Field Force will be permitted to conduct and record the Detail in accordance with a PFIZER provided alternative procedure that will be comparable to the procedure allowed for PFIZER sales representatives under such circumstances.

•	Computers, Equipment and Support:
PDI shall maintain records of all completed Details, including the maintenance of call notes, and utilization of Representatives' expenses via PDI's equipment and software. PDI is working with the PFIZER teams to include a feature in the field software tool that will allow for the entry of medical information requests, with the implementation to be completed prior to Program launch. PDI will provide T&E reporting and HR solutions. For any PDI provided solutions, the Representatives will utilize PDI helpdesk service.

PDI will provide the Field Force with an iPad and laptop computer and will maintain that equipment in support of this Program, including standard field software, including a sales force automation tool that allows for all prescriber universe management; including call activity. The Managers will also be provided with Microsoft Windows/Office. These tools will contain all the information needed for physician call planning (Rx, targeting, segmentation, payer, etc data; provided that all such Rx, targeting, segmentation, payer and other related data will be provided to PDI by Pfizer). PDI will coordinate with Pfizer to ensure that all hardware and software is compatible with Pfizer process for CUE enablement, and provide Field Force with a color wireless printer. A spare pool will be maintained for Field Force use.

PDI will provide, through its Group DCA division, development of [***] screens of digital content for one Product for the Representatives to use on the iPad / iRep platform.  Pfizer shall provide PDI with the original digital files from Pfizer's agency by [***].  Once PDI receives such files, the files will be organized within a user interface that would be designed for the iPad and iRep. PDI will work with Pfizer to determine interactive questions and/or page ratings versus static detail pages.

Data files*:  These files are typically Adobe Photoshop (Layered), Adobe Illustrator, Hi-Res PDFs, Video's, custom Fonts or potentially others as well but these would be the probable file types.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Statement of Work (SOW)

Equipment, paid in full by Pfizer (including the iPads,) will be returned to Pfizer at the conclusion of the Program. [***]

At the conclusion of a Program, PFIZER will return all computers, tablets, and equipment to PDI (except new equipment as outlined above) at PFIZER's expense.

PFIZER shall be responsible for the incremental costs incurred to comply with PFIZER's requirements regarding data retention, including but not limited to:

•	Hard drive removal, including shipping and replacement of the hard drive

•	Extraction and compilation of historical emails from archives

•	Any additional Pfizer requested changes in data collection or new CIR, or CUE, requirements

•	Help Desk

The Field Force will be supported by a pharmaceutical industry knowledgeable information technology help desk that is open from 8:00am to 11:59 pm EST Monday - Friday, 6 pm - 10 pm EST on Sunday with voicemail and email utilized for after hours/holiday/weather emergency days.

•	Field Force Incentive Compensation

Pfizer and PDI will work together to establish an incentive compensation program for the Representatives and Managers that is in compliance with all Applicable Laws and Regulations, including the Anti-Kickback Statute. All variable incentive compensation programs (incentive compensation, contests, etc.) must be approved by both PDI and Pfizer Legal/Compliance colleagues prior to implementation. The programs will be documented and administered by PDI using sales data provided by Pfizer. All sales-based Incentive Compensation must be calculated using “factored” sales data as defined by Pfizer's policies. Within a reasonable time of the Program Start Date, Pfizer and PDI agree to compile performance metrics to track the performance of the Field Force. Payouts under the Field Force incentive compensation plan will be based [***]. PDI shall report on the performance metrics set forth in the plan as reasonably requested by Pfizer. The metrics to be used by PDI in connection with the incentive compensation program will be mutually agreed upon by PDI and Pfizer with product growth targets to be appropriately aligned to Pfizer brand targets and will be driven by sales performance with a call plan adherence component. Pfizer will determine and inform PDI, by product as measured by IMS data, if either exclusion or Rx volume factoring should occur at the provider level based on the providers' specialty. If so such Rx volume will not count towards sales performance for the designated targets.

•	Data Protection and Privacy
PDI shall comply with the applicable data protection and privacy requirements required in the delivery of Services for this Program, as agreed to by PFIZER and PDI in writing, or as otherwise required by Applicable Law and Regulations.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Statement of Work (SOW)

•	Reporting & Data Extracts

PDI will provide reports to PFIZER which will include Detail activity and expense data on an ongoing basis for use in managing the Program. PDI shall incorporate feedback from PFIZER in the design and frequency of standard reports to aid PFIZER in the monitoring of the Program. These reports will be provided [***] or as otherwise agreed upon by PFIZER and PDI. Examples of the reports that PDI will provide to PFIZER include:

•	[***]

In addition, PDI will provide additional reports or data extracts that may be reasonably requested by PFIZER on an ad-hoc basis, at [***].

•	Communications Plan
PDI, via the National Sales Director, will provide ongoing support for all field communications, including adaption of any appropriate PFIZER field force communications.

•	Training

PDI is responsible for training pertaining to the following:

•
On-boarding: The Training Manager incorporates the following PDI training into the PFIZER Home Study training schedule: Required PDI compliance, PDI Representative job standards, Total Office Selling, Conducting Retail Pharmacy Calls, PFIZER Sales Force Automation, Territory Report Analysis and Management and Managed Markets training.

•
PFIZER Home Study Training Support: The PDI Training Manager will coordinate the Home Study Training Schedule kicking off the training schedule with a conference call. On a weekly basis the Training Manager will conduct weekly material review and check-ins. The PDI Training Manager is available to new hires during home study for questions and help.

•
PDI Representation at Live Training: The PDI Training Manager serves as the lead for review and discussion of all and employee questions and will be present at all training provided to PDI Field Force. Additionally, the PDI Training Manager will deliver Territory Analysis and Management content training and can serve as one of the role-play evaluators for the role-play certification.

PDI's Training Manager will be supported by the PDI Training Managers assigned to other PFIZER project in fulfillment of the above responsibilities, as well as those outlined below. PDI will be responsible for certain ongoing training activities, including the following:

Post PFIZER Live Training:

•	30 - 60 days following initial training

a)	Representatives:

▪	Training Manager to conduct field rides and teleconferences with identified Representatives for additional coaching and support on selling skills and product messaging.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Statement of Work (SOW)

▪	Webex Calls on Best practices for “speed to impact” for Territory management, pre-call planning, report analysis.

b)	Managers:

▪	Conduct Webex on commonly observed Product/competitive knowledge coaching opportunities

•	60-90 days following initial training

◦	Materials developed and separate Webex calls for Representatives and Managers on Product reinforcement of objections and clinical study key message points (where applicable)

◦	New Managers: best practices on product knowledge coaching, business planning report analysis and district business planning.

•	Compliance: The PDI Training Manager will coordinate the required PDI Compliance Training.

•	Training Logistics: PDI will be responsible for scheduling, coordinating, tracking and maintaining records regarding the training of its employees assigned to the Program.

•
Management Development: Since PDI hires Managers with varying degrees of management experience as well as past leadership development, PDI Regional Sales Directors will customize each manager's development in conjunction with the Training Manager. The Training Manager will coordinate and support managers' development across the plans providing training, resources and coordinating development activities.

•
Coaching: PDI Managers will complete electronic Field Coaching Form during field coaching sessions. PDI District Sales Managers are expected to spend a minimum of [***] of available time in the field coaching their Representatives. PDI Regional Sales Directors are expected to spend a minimum of [***] of available time in the field coaching and developing primarily District Sales Managers and secondarily Representatives.

•
Quarterly Knowledge Assessments: PDI Representatives and Managers will be required to pass quarterly disease state/product knowledge assessments and will have [***] attempts, and must achieve an [***] score, to pass.

•
Field Gap Training: PDI Training Manager will work closely with PDI Regional Sales Directors and District Sales Manager team and the with PDI Manager and Representative Advisory Board to identify product and skill areas of improvement as surfaced through business results, third party data and coach plan feedback. Appropriate training and information remediation materials will be developed, distributed or reviewed in a variety of formats and medium: Cd-rom, backgrounders, conference calls, training recap tools.

A grid outlining the respective training obligations of PFIZER and PDI hereunder is attached as Exhibit H hereto.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Statement of Work (SOW)

PFIZER RESPONSIBILITIES AND OBLIGATIONS

•	Territories
A list of the current Territories for the Program as of the Effective Date is attached hereto as Exhibit F. PFIZER shall verify the accuracy of the Targeted Prescriber list that is provided to PDI for such Territories, including the addresses set forth therein. PFIZER will notify PDI in writing of any change to the list of Territories, including the addition of new Territories for which PDI should assign a Representative. PFIZER will periodically validate the Targeted Prescriber list database, with PDI's reasonable assistance, and update the Targeted Prescriber list to maintain the population of Targeted Prescriber within [***] of the number of Targeted Prescriber as of the Effective Date.

•	Representative Training
PDI shall be responsible for the training of the Representatives, District Sales Managers, Regional Sales Director and National Sales Director with regards to the Products and sales approach. All expenses incurred by PDI in connection with the training programs will be billed to PFIZER as a Pass-Through Expense. In addition, PDI will provide PFIZER-required compliance training, including, but not limited to, and starter management instruction and workplace violence / harassment training.

•Products, PFIZER Selling Model, and Managed Care platforms

•Validation for successfully completed training

a)
Field Force must achieve a pass rate of [***]% on all Product tests. Each Representative will be provided 2 attempts to pass the training tests. If the Representative is unable to successfully pass the tests, then PDI will replace the Representative

b)
Field Force must role-play (referred to as “real-play” by PFIZER) at the conclusion of live training and be evaluated by designated PDI or PFIZER evaluators using a role-play certification form. The Representatives will have three opportunities to pass the role-play certification. If a Representative is unable to successfully pass the role-play certification after three attempts, then PDI will replace the Representative.

In addition, PFIZER will provide PDI will all materials for PFIZER-required Compliance training.

Ongoing PFIZER Compliance Training and Communication

•
PFIZER may periodically require updated Compliance training, or request that additional compliance information be communicated to the field with reasonable advance notice. PFIZER shall provide the content for such training/communication, which shall be delivered by PDI within the reasonable timelines requested by PFIZER.

•	PFIZER and PDI shall coordinate to deliver Compliance training at POA and other live meetings.

•	Customer Targeting

PFIZER shall be responsible for leading ongoing call planning meetings. The outcome from these meetings will be a PDI Territory call list containing Targeted Prescribers, along with reach and frequency goals.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Statement of Work (SOW)

•	Product Promotional Materials

PFIZER shall provide to PDI with respect to this Program, at PFIZER's expense, Product Promotional Materials in sufficient quantities to enable the Representatives to Detail the Products. The shipment, fulfillment and storage of all Product Promotional Materials shall be at PFIZER's expense, and an estimate of such costs, are included in the pass-through budget. PDI and the Field Force shall be prohibited from creating its own promotional materials or from altering any Product Promotional Materials provided by PFIZER. As requested by PFIZER, and in connection with the Detailing of the Products, PDI shall use only Product Promotional Materials, which for the purpose of this Program, means PFIZER-provided written, printed, graphic and/or other tangible materials relating to the Product and intended for use by Representatives during Calls.

•	Reports

PFIZER will provide PDI with monthly sales data for the Products on a national, physician level basis within 45 calendar days after the end of the applicable month during each month of the term. In addition, to the extent that PFIZER receives weekly sales data for the Products at some point during the term, PFIZER will provide a copy of such weekly sales data to PDI within 3 business days of PFIZER's receipt of such data.

•	Other PFIZER Obligations

PFIZER will provide PDI with response guidelines for adverse event reporting, physician questions and/or requests for additional information or materials (i.e. drug information, 800#, promotions). PFIZER will respond timely to all adverse event reporting, physician questions and/or requests for additional information or materials. Likewise, PDI will contact the appropriate PFIZER department with regard to adverse events, healthcare provider questions and requests for additional information or materials.

PFIZER will be exclusively responsible for accepting and filling purchase orders, billing and returns with respect to the Products. If PDI or the Representatives receive orders for the Products, they shall transmit such orders to PFIZER for acceptance or rejection, which acceptance or rejection shall be at PFIZER's sole discretion.

PFIZER covenants, represents and warrants that (i) the use and sale of the Products in the Territory does not and will not during the Term infringe any valid claims of a third party's intellectual property rights and (ii) the Products are currently and will be during the Term manufactured, packaged, stored, and shipped in compliance with all Applicable Laws and Regulations, including any applicable current good manufacturing practices.

Pfizer shall provide PDI with the original digital files from Pfizer's agency by October 1, 2012 should Group DCA be responsible for the PFIZER digital sales aid.

4.0	Deliverables / Standards
Full details of the Performance Metrics, Management fee at Risk and Service Levels Agreements are Detailed in Exhibit B.

5.0	Governance & Engagement Model

Meetings & Cadences: There will be a standing calendar of meetings whereby specific decisions will be made and/or issues addressed. These forums are designed to formalize the process of setting direction with a view to avoid confusion over informal conversations.

Statement of Work (SOW)

	Project	Weekly Status	Brand Team	GCO SMS Review	Partnership Review
Purpose		Operation and Status of PDI Engagement	Status & Key Decision Making with Team	Preliminary Financial & Operation Review	Review with team and solidify key decisions
Timing
Attendees
Make Direct Project Decisions			X		X
Status	X	X	X	X
Address Escalations	X	X	X		X
Contractual Changes				X	X
Implementation Decisions	X

1.	Calendar: A calendar will be agreed upon during project implementation and will become a part of this SOW.

2.
Weekly Status: These will occur weekly with GCO SMS Lead, National Sales Director and the PDI Client Services Liaison. The PDI Client Services Liaison will setup / schedule these meetings and prepare the agenda. These meetings will take place from inception through the end of the Program and shall cover the following topics:

1.	Performance Update

2.	Issues, Operational Impediments

3.	Analysis and review

4.	Prepare for review with brand team

5.	Other topics as may be agreed upon from time to time

3.
Project Meetings: These meetings are designed to provide the brand team and GCO SMS team with insights into the progress made by PDI in establishing the necessary infrastructure to provide the services by the expected start date. These meetings will include PDI's operational and support leads and will begin at Program commencement and will continue 120 days from the Program's commencement. This time frame can be lengthen or shorten as agreed upon by PFIZER & PDI. PDI's Client Services Liaison, with support from the project manager, will prepare agenda and may run these sessions in concert with a PFIZER project manager (if in place.) The topics to be covered during these meeting are as follow:

1.	Status on Hiring, Program setup, Project Plan

2.	Agree upon Key Decisions

3.	Other topics as agreed upon

4.
Team Meetings. These meetings are designed to be standing status and operational meetings between the PFIZER brand team/ GCO SMS Team and PDI's Client Services Liaison for the purposes of updates and making key Program decisions. PDI's Client Services Liaison will prepare the agenda and run the meeting. These sessions will begin from Day 121 post Program commencement and last until the Program is fully closed. The Team may choose to conduct these meetings on a monthly basis, as shall be agreed upon by the Parties. During these meetings, the following topics will be covered/discussed:

1.	Program Update

2.	Report Review

3.	Operational Impediments

4.	Agree upon Key Decisions

Statement of Work (SOW)

5.	Other topics as agreed upon

5.
GCO SMS Review: These meeting shall occur quarterly and are designed for the PFIZER GCO SMS team and PDI to assess performance and discuss PFIZER/PDI concerns, issues, or necessary decisions to ensure effective Program operation. These meetings will be setup by PDI's Client Liaison, who will also prepare the agenda and run the meeting. Key topics will include:

1.	PDI Performance Update, Review of SLAs

2.	Finance Update

3.	Strategic decision review / issues escalated

4.	Prepare for Quarterly Review with brand team

5.	Other Topics as agreed upon

6.
Partnership Reviews. It is anticipated that PDI will conduct quarterly partnership reviews with the larger PFIZER team and GCO SMS team that is focused more on the strategic relationship. The format for this meeting will be finalized at a later date, but it is anticipated that the PFIZER & PDI leadership team attend. While these meetings will be finalized, a key discussion point will include the following:

1.	PDI Performance Update, Review of SLAs

2.	Review of escalated issues

Escalations: Issues encountered during the normal activity of the program will be escalated or directed via the matrix detailed below.

PDI Representative	To PFIZER	To PDI
BAU activities in delivering upon the services of detailing
Operations and daily activities	Consulted	Lead
Product Related	Lead	Consulted
Technology, Marketing Assets	Consulted	Lead
Additional Training Needs	Consulted	Lead
Lunch Meetings	Consulted	Lead
Issues with Mirrored PFIZER Representative	Consulted	Lead
Territory or target challenges	Consulted	Lead
Vacation Time	n/a	Lead
Expenses	Consulted	Lead
Compensation, Bonus, Pay	n/a	Lead
Unlisted / all other issues	TBD

PDI DSM	To PFIZER	PDI National Sales Director
Operations and daily activities	Consulted	Lead
Product Related	Lead	Consulted
Technology, Marketing Assets	Consulted	Lead
Territory or target challenges	Consulted	Lead
Personal Vacation Time	Consulted	Lead
Representative Performance Issues	Consulted	Lead
Compliance Issues	Consulted	Lead
Compensation, Bonus, Pay	Consulted	Lead
Expenses	Consulted	Lead
Unlisted / all other issues	TBD

Statement of Work (SOW)

PDI National Sales Director	To PFIZER GCO SMS Lead
All Issues	X

PDI Representative Performance & Cooperation	Consulted
Enablement and Operational	Consulted
Direct Product Supplies	Lead
Technology / System Access Issues	Consulted
Target / Customer Issues	Lead
Compliance Issues	Consulted
Additional Territories to be filled by PDI's	Lead
Vacancy fills with additional PDI's	Lead

Key Program Decisions: Key decisions will be the responsibilities of, and will be made by the following:

	PDI	Brand Team	GCO SMS Team
Program Outsourced Service & Solution Partnership Management			Lead
Program Modifications	Consulted	Consulted	Lead
Program SLA Enforcement & Calculation	Consulted	Consulted	Lead
Program Performance Assessment	Consulted	Consulted	Lead
Program Invoice and Financial Review	Consulted		Lead
Program change orders	Consulted	Consulted	Lead
Program Termination		Lead (PFIZER Term)	Lead
Program Assessment	Consulted	Lead	Consulted
Program Delivery & Execution	Lead	Lead	Consulted
Target list, inclusions, and exclusions		Lead
Operational Strategy / Sales Strategy	Consulted	Lead
Lunch meeting spend, proposal		Lead
Filling vacancies with PDI, beyond budget		Lead	Consulted
Implementation of Vacancy Coverage Representative	Lead	Lead	Consulted
Hiring, firing, and HR related issues	Lead
Representative Vacation	Lead
Pay, benefits, bonus	Lead

6.0	Resource Team, Time Commitment and Assumptions

[***]

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Statement of Work (SOW)

7.0	Program Time Line

Milestone:	Timeline :
SOW Effective Date (start up activities begin)	[***]
Program Start Date.	[***]
PFIZER option to notify PDI of Program delay or termination	[***]
PDI Representatives Training	[***]
Representative First Day in Field	[***]
Planned Product Approval	[***]
Program End Date	[***]

8.0	Risks and Assumptions Please describe in as much detail as possible known project risks and assumptions

[***] See Section 15, Term and Termination, for scenarios and assumptions.

9.0	Financials

PFIZER and PDI have agreed upon the cost per position for year one of the Program, as outlined in the rate card (Exhibit A.1). Based upon the rate card and the PDI resources outlined in Section 6.0, a Program Budget attached hereto as Exhibit A.2. The Program Budget is comprised of three types of costs: initial setup costs, ongoing deployment fees and Estimated Pass-Thru Costs. The Program Budget is funded up to the estimated budget amount set out in Exhibit A.2. If Pfizer requests that PDI undertake additional activities beyond the Program Budget, a change order to this SOW will be triggered to define the activity and incremental expenses. The final Program Budget will be adjusted, and mutually agreed upon, if the Program Start Date changes.

The Program Budgets for 2014 and 2015 outlined in Exhibit A.2 are based upon an estimated inflationary increase of [***]

Invoicing

[***]

Reconciliation

[***]

Unbudgeted Costs

PFIZER will be responsible for payment to PDI of the following expenses that are not included in the 2012 Program Budget:

•	[***]
These costs, if required, will be invoiced with the actual Pass Thru expenses as noted above.

Any adjustments resulting from [***] will be made in subsequent billings. At the end of the Term, any unearned expenses shall be returned to Pfizer within [***].

Timeline: [***]

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Statement of Work (SOW)

Purchase Orders

PFIZER will provide PDI with a Purchase Order # for all verified and contracted work. This Purchase Order number will need to be referenced in all invoices, including and specific charge, department, or account codes as advised.

Additional Field Force Positions

If PFIZER asks that PDI add, and PDI subsequently adds, additional Representatives or Managers to the Program, each position will be invoiced to Pfizer based on the cost for the respective position outlined in the rate card (Exhibit A.1).

At-Risk Management Fees: PDI will bill post quarterly reviews, net of penalties, if any.

Invoice Submissions

PFIZER recommends submitting invoices via the OB10 system. If PDI is not yet enabled to submit invoices via OB10, as a part of this program - PFIZER's procurement will help enable PDI to enable this invoicing channel.

All invoices will be sent to the following address:

[***]

When submitting invoices, in tandem to OB10, a PDF copy of all invoices submitted, an Excel spreadsheet detailing each invoice, and a copy of the OB10 confirmation will be sent to the FE Program Lead via e-mail: name.name@pfizer.com

Payment Terms, Late Payments, and Payment Issues

Payment terms are [***], unless otherwise agreed to and noted. Included as Exhibit A.2 is an estimate for budgeting purposes only. Invoices will be sent monthly with actual charges for the correct personnel on staff for that month, as well as, pass-through costs expended.

10.0	PDI Resources and Access to PFIZER Facilities and Systems

10.1Physical Access:
Resource name	On-site or off-site	Access to which facilities	Weekend access required? (Yes or No)
Client Services Liaison	On-site	New York	No
project manager	On-site	New York	No

10.2Technical Access: List all PFIZER computer networks and systems PDI will need access to.
Entity (e.g. specific server, application, PFIZER intranet, etc.)	Reason for access (just a brief explanation)

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Statement of Work (SOW)

11.0
Acceptance and Performance Measuring/Reporting
PFIZER shall have the right to review, evaluate and/or test any work provided by PDI to determine whether or not such Work conforms with this SOW in all material respects. If PFIZER determines that any such Work fails so to conform in any material respect, then the provisions of Master Services Agreement shall apply.

Performance measurement and reports will be managed in accordance with the Governance procedures detailed in Section 5. Detailed Reports and SLAs are attached as Exhibits.

12.0	Change Control Processes

Changes to the program and/or this SOW will be managed in accordance with the Governance procedures detailed in Section 5. PFIZER will maintain ownership of this SOW, while either party can make modifications subject to acceptance and modifications

13.0	Additional Special Circumstances

INTENTIONALLY LEFT BLANK

14.0	Attachments / Exhibits

A1	Program Position Rate Card
A3	Program Budget
A3	Program [***]
B	Key Performance Indicators, Service Levels Agreements and Management fee at Risk
C	Field Force Role Profiles
D	List of Territories
E	Sales Operating Model
F	Training

15.0	Term and Termination

This Agreement shall become effective on October 2, 2012. As of that date, the activities defined in the table below will begin. [***].  In the event PFIZER terminates this SOW for any reason prior to [***], PFIZER may do so upon [***] prior written notice to PDI. PFIZER will pay PDI for any activities performed as of the date of termination including the activities outlined below. With regards to recruiting and setup activities, activities will cease as of the date of the termination notice, as further outlined in the table below. The recruiting fees for this Program [***]. In the event PFIZER terminates this SOW for any reason on or before [***], PFIZER will pay PDI for all recruiting activities [***], though such amounts will be prorated based on the work completed through the date of termination.

Q4 Activity	Activity Start Date	Activity End Date	Estimated PFIZER liability	Comments -
Initial Recruiting	10/2/2012	12/26/2012	[***]	[***]
NSD/RSD offer extended	10/2/2012	12/31/2012	[***]	Efforts should occur evenly over this period, and will end with 30 days notice of termination.
DSM's offer extended, internal support	10/31/2012	12/31/2012	[***]	Efforts should occur evenly over this period, and will end with [***] of termination.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Statement of Work (SOW)

Computer/iPads ordered	10/2/2012	10/2/2012	[***]	Equipment ordered, left unopened. Full amount owed to PDI as of the date that PDI receives notice of termination.
Computer/iPads opened	10/25/2012	10/25/2012	[***]	Equipment opened and set up begins. Full amount owed to PDI as of the date that PDI receives notice of termination.
Other Setup Activities- (Data, Reporting, IC, etc)	10/2/2012	12/15/2012	[***]	Efforts should occur evenly over period, and will end upon notice of termination.
Project Manager	10/15/2012	1/25/2013	[***]	Efforts should occur evenly over period, and will end upon notice of termination.
Veeva/iPad configuration	10/22/2012	12/15/2012	[***]	Efforts should occur evenly over period, and will end upon notice of termination.
Equipment setup	11/1/2012	12/15/2012	[***]	Efforts should occur evenly over period, and will end upon notice of termination.
Software Licenses	11/1/2012	11/1/2012	[***]	Non-SFA licenses ordered. Full amount owed to PDI as of the date that PDI receives notice of termination.
Representatives offer extended	12/3/2012	12/31/2012	[***]	Training - last week of December
Fleet Vehicles ordered	n/a	n/a	[***]	Parties agree to wait until January to order fleet vehicles, unless an earlier date is mutually agreed upon
[***]
Total			[***]

For illustrative purposes, the approximate liability of PFIZER at varying points in time would be as follows:

•	Cumulative as of October 15, 2012: $[***]

•	Cumulative as of October 31, 2012: $[***]

•	Cumulative as of November 15, 2012: $[***]

•	Cumulative as of November 30, 2012: $[***]

•	Cumulative as of December 15, 2012: $[***]

•	Cumulative as of December 31, 2012: $[***]
The amounts above are estimates, based on the date that PDI receives notice of termination, and include work through the end of each stated period. Depending on the timing of the notice during a period, up to an incremental $[***] may be owed to PDI to cover the [***] after the notice has been provided to PDI. The amounts billed under this provision will be reduced for any payments made previously by Pfizer relating to the activities specified above.

[***].

The Program is expected to terminate December 31, 2015. Effective as of [***], PFIZER may, for any reason, choose to terminate this SOW upon [***] written notice of termination to PDI. Should PFIZER terminate the Program at any point during the period beginning January 1, 2013 and ending December 31, 2013, for any reason, PFIZER shall pay PDI a [***].

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Statement of Work (SOW)

16.0	Acceptance

PFIZER INC.	PDI, INC.

Signature	Signature

William Kennally Name	Jeffrey Smith Name

Regional President Title	Chief Financial Officer Title

Date	Date

Statement of Work (SOW)

Exhibit A1: Program Position Rate Card

[***]

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Statement of Work (SOW)

Exhibit A.2: Program Budget

[***]

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Statement of Work (SOW)

Exhibit A.3: Program [***]

[***]

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Statement of Work (SOW)

Exhibit B: Performance Measurement

QUALITATIVE MEASURES:

[***]

Scoring:

1.	Qualitative - Each qualitative standard is scored at year/project end, based on stakeholder input:
5 = Consistent, exceptional level of performance
4 = Frequent, high level of performance
3 = Generally acceptable level of performance
2 = Somewhat unacceptable level of performance
1 = Consistently unacceptable level of performance

Final Qualitative Sub-score = weighted avg of scores for qualitative measures only, calculated at yr end or project end: <3.0 - Unacceptable. Remediation plan may be put in place.

Ongoing Tracking & Performance Evaluation:

PDI progress against agreed standards will be tracked as follows:

•	Monthly reporting- Monthly tracking or reporting of data related to performance against standards provided by the PDI to business team contact(s) and PDI operations.

•	Quarterly business review meetings- structured conversations about PDI's progress using the monthly reporting to drive the dialog. Feedback on qualitative measures should also be provided.

The qualitative measures are an assessment of the overall Program performance that are not tied to any financial metrics.
QUANTITATIVE MEASURES:

The quantitative measures allows for a portion of the management fee to be put at risk based on the following agreed upon performance metrics.

Management Fee at Risk:

The following is a summary of the mutually agreed upon business metrics:

[***](1)

Review and Tracking

1.	Defined during Quarterly Meetings with GCO SMS Team, both PFIZER and PDI will use the same methodology and agree upon results.

2.
While calculating in good faith, should PFIZER and PDI not be able to agree upon the impact of each measure as defined and agreed upon, both parties will schedule a 1 (one) hour meeting between the Parties within 30 days, whereby a resolution must be agreed upon.

3.	Any financial adjustments that result from the performance measurement outlined herein will be accounted for [***] as outlined in Section 9.

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

(1) Four pages were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to the application for confidential treatment.

Statement of Work (SOW)

Exhibit C - Role Profiles

National Sales Director
Education and Position Requirements
[***]
Job Responsibilities, Skills and Knowledge
Demonstrated ability to partner in developing strategies and execution to deliver sales results, experience in selling neuroscience preferred
Participate in the development of strategic and tactical plans and execute those plans to meet or exceed sales goals
Drive the strategy and sales including hiring, training & development, resource & succession planning, allocations and overall performance management of the sales force
Focus on sales results, people development, and meeting / exceeding client contractual requirements
Build and maintain client interactions and relationships internally and externally in order to maximize opportunities for potential new business and expanding current business relationships
Execute comprehensive strategic and tactical plans to support the short and long term sales and revenue plans of the client
Manage client requests or conflicts and proactively problem-solve for the solution that best balances the client relationship
Create an environment that enables the program's regional sales director, district sales managers, and representatives to achieve greater results in alignment with client expectations
Define program performance indicators and assess skills and competencies of sales team to meet / exceed expectations and contractual requirements. Diligently monitor performance metrics
Efficiently manage budget and resources within the scope of the PDI business model and expense policy guidelines
Monitor sales data, market share, and target audience control at regional and division levels
Identify areas of opportunity for PDI services with a focus on maximum return to enhance the business
Demonstrate PDI key values and behaviors

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Statement of Work (SOW)

Regional Sales Director
Education and Position Requirements
[***]
Job Responsibilities, Skills and Knowledge
Provide guidance, training and direction to direct reports regarding sales strategy, call planning, call frequency, market share productivity and execution of action plans
Maintain a fully staffed and productive region. Manage vacancies and turnover though active involvement in the talent acquisition process
Apply a thorough understanding of pharmaceutical industry, managed care, account management and marketing concepts related to the promotion of primary care or specialty products
Monitor sales data, market share and target audience control at regional and division level
Accountability for regional sales objectives and manage to the development of regional business objectives
Ensure that regional and district budgets and expenses are managed within mandated guidelines
Conduct meetings to train and motivate direct reports and representatives within region
Successfully execute sales force effectiveness strategies
Build and maintain client relationships in order to maximize opportunities for potential new business
Maintain a close network with key customer base including physicians, pharmacists, nursing personnel and business administrators through field visits and projects as needed
Proactively identify problems/opportunities and solutions for process/performance improvement
Conduct and provide meaningful field evaluations and deliver coaching to District Sales Managers within region
Demonstrate PDI key values and behaviors

District Sales Manager
Education and Position Requirements
[***]

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Statement of Work (SOW)

Job Responsibilities, Skills and Knowledge
Responsible for overall staff supervision and management within given territory
Maintain a fully staffed and productive region, by managing vacancies and turnover though active involvement in the recruitment and selection process
Thorough understanding of Pharmaceutical Industry, account management and marketing concepts related to the promotion of primary care or specialty products
Accountability for district sales objectives and manages to the development of district business objectives. Consistently meet and exceed sales goals within district
Utilize effective sales techniques in order to influence targeted primary care or specialty physicians
Manage district to achieve daily sales call activity / client deliverables by helping to gain access to prescribing decision makers and influencing purchasing decisions within the primary care markets
Positively impact sales in district, display knowledge of key customers, plan, analyze and act upon sales and competitive data within geography
Possess solid knowledge and understanding of all assigned products, disease states, treatment regimes, competitor products, market and industry
Maintain current and competent working knowledge of product line to educate customer and increase customer's likeliness to prescribe the product
Conduct and provide meaningful field evaluations and complete necessary call reports, including record of call and weekly call reports, other paperwork and expense reports within specified timeframes
Manage administrative responsibilities, including pre-call planning, territory management and material inventory
Deliver customized presentations and organize events based on customer's needs
Manage representative call expectations for required face to face calls
Proactively identify problems / opportunities and solutions for process / performance improvement
Build strong relationships and customer loyalty
Demonstrate PDI key values and behaviors

Sales Representative
Education and Position Requirements
[***]

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Statement of Work (SOW)

Job Responsibilities, Skills and Knowledge
Consistently meet and exceed established program sales goals and market share targets within territory by delivering sales programs and utilizing effective sales techniques and promotional materials in order to influence targeted Primary Care Physicians
Achieve daily sales call activity / client deliverables by gaining access to prescribing decision makers and influencing purchasing decisions
Possess solid knowledge and understanding of all assigned products, disease states, treatment and competitor products
Maintain current and competent working knowledge of product line to educate customer and increase customer's likeliness to prescribe the product
Produce high quality territory management activities, including pre - call planning, material inventory, call reports and expense reports
Deliver sales presentations and utilize effective sales techniques in order to influence target primary care physicians
Positively impact sales in territory, display knowledge of key customers, plan, analyze and act upon sales data within geography
Meet call expectations for all required physician face-to-face calls
Facilitate and organize events based on customer's needs
Build strong relationships and customer loyalty
Demonstrate PDI key values and behaviors

Statement of Work (SOW)

Exhibit D - List of Territories

Statement of Work (SOW)

Exhibit E

SALES OPERATING MODEL

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***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Statement of Work (SOW)

Exhibit F

Training

Current Pfizer Compliance and PDI new hire course requirements:

PDI's Document Retention Policy
PDI's Policy on Insider Trading and Unauthorized Disclosures
PDI Whistleblower Policy
LAV17: Harassment in the Workplace
PDI Employee Handbook
PDI-Memo Understanding - PDI's Memorandum of Understanding with Respect to Services Performed for Clients of PDI, Inc.
PDI Media Relations Policy
PDI's Code of Conduct and Exam	Compliance	Yes
PDI Edcars User Guide
PDI's Travel & Entertainment Expense Policy & Quiz
PDI - Approved Materials Policy
Promotional Considerations for Pharmaceutical Sales Representatives
OIG Compliance Program Guidance for Pharmaceutical Manufacturers -- Field Force
HIPAA and Privacy Guidelines for Pharmaceutical Sales Representatives
Basics of PhRMA Code
PDI's PDMA Sample Storage Location Form
PDI's PDMA Policies and Procedures Manual & Exam
PDI-Pfizer Migraine Compliance Presentation
[***]

***	Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

Statement of Work (SOW)

In addition to core training and the onboarding of Representatives and Managers, PDI will leverage its Career Compass program to foster their personal growth and development.

Through ongoing business needs assessments, PDI will collaborate with PFIZER to also rollout broad based programs to the entire team that address the issues as a group.  Below is a summary of PDI materials and information currently available that have been utilized in this way in the past.

Sales Representatives

Time Management - Territory Optimization: Developing a Strategic Action Plan /
Identification of Important Geographies
Advanced Selling Skills/Consultative Selling/High Impact Role Plays
DISC Communications Model - Adapting to a Physician's Communication Style
Establishing Two Way Dialogue (Approaching Dialogue from a Physician's Perspective)
 Reimbursement
Closing the Call/Securing a Firm Commitment
Are You Ending your Own Call?
 Pfizer Customer Focus Selling Approach (CFSA) Workshops

•	US Healthcare Trends

•	Total Office Call
District Sales Managers

In-Field Coaching: Building from Strengths
Managerial Courage - Emotional Intelligence (Pfizer Specific Program)
DISC / Situational Self Leadership
Self Coaching Evaluation and Checklist
Coaching From a Distance - Overcoming Challenges with Distance Learning
Objection Handling
Building Strong Relationships with Team Members
Advanced Adobe Training to Enhance District Interaction
Train-the-Trainer Sessions for District Workshops

•	US Healthcare Trends

•	Total Office Call